                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number: 811-6302

                       Cohen & Steers Realty Shares, Inc.
               (Exact name of registrant as specified in charter)

                    757 Third Avenue, New York, NY         10017
            (Address of principal executive offices)     (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003

                       COHEN & STEERS REALTY SHARES, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2002. The net asset value at that date was $43.34. In addition, a distribution of $0.70 per share (including a regular quarterly distribution of $0.56 per share plus a special distribution of $0.14 per share) was declared for shareholders of record on December 19, 2002 and was paid on December 20, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of -0.4%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the year ended December 31, 2002, the fund's total return was 2.8%, compared to NAREIT's 3.8%.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Reflecting the strength of the consumer economy, regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned -6.3% and -6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    Despite our overweight in the office sector, our stock selection helped us to add value in that sector overall. We fully expect that our office position will be very rewarding in the coming year. In addition, our overweight and stock selection in the regional mall and industrial sectors also helped our performance during the year, while our underweight in the shopping center sector detracted from it.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

                       COHEN & STEERS REALTY SHARES, INC.

vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The delay of a real estate and earnings recovery until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower. As a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, REIT dividends appear to remain well covered, and we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales.

    Reflecting the troubles on Wall Street, REIT research teams began to shrink in both size and the number of companies covered. We expect this trend to continue, and perhaps even accelerate this year. The separation of investment banking revenues from analyst compensation, which up to now have been strongly linked with respect to REITs, is taking its toll on sell-side company coverage. A reduction in the amount of available research has the potential to produce more inefficiencies in share prices over time and could actually be a positive development for firms such as Cohen & Steers that have leading research efforts.

    The average REIT dividend yield of 7.05% at year end was approximately the same as the prior year, as was the average P/E multiple, and for that matter the absolute price level. The valuation measures that did change during the year were the P/E spread between REITs and stocks, which narrowed, and the premium of the yield of REITs over the 10-year Treasury, which widened to a record level. While the year was a roller coaster of price movements, emotions and expectations, little appears to have changed from start to finish.

                       COHEN & STEERS REALTY SHARES, INC.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year probably adequately discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through income may well attract even more investors to REITs.

                       COHEN & STEERS REALTY SHARES, INC.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    With respect to property weights, we expect to be right in maintaining a strong emphasis in the office sector and that this will contribute materially to our performance in 2003. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that are adequately covered by cash flows. We have continued to reduce our weight in the health care sector due to its high sensitivity to interest rates and low correlation to the economy. We are maintaining an underweight in the apartment sector because of the persistence of new construction despite continually declining demand. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns, with the majority of returns coming from income, has earned them a prominent role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that

                       COHEN & STEERS REALTY SHARES, INC.

REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large, including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, real estate fundamentals will remain our primary focus.

Sincerely,

                  MARTIN COHEN        ROBERT H. STEERS

                  MARTIN COHEN        ROBERT H. STEERS
                  President           Chairman

--------------------------------------------------------------------------------
              Cohen & Steers is online at COHENANDSTEERS.COM

  We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

  ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

  Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM
--------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential, and valuations.

    The fund dramatically outperformed the S&P 500 Index in 2002, but was slightly behind the NAREIT Equity REIT Index. While the U.S. economy struggled to recover, REITs outperformed the broader equity markets due to their favorable relative earnings growth, attractive relative valuations and, notably, their high relative dividend yields. Our overweight and stock selection in the regional mall and industrial sectors helped our performance during the year, as did our underweight in the apartment sector. The regional mall sector benefited from strong earnings growth, which was driven by the strength in consumer spending and the demand for space by retailers, as well as a high level of acquisition activity. Apartments suffered from a persistent level of new construction, while at the same time demand was curtailed by job losses and single-family homebuying. Detracting from the portfolio's performance was the underweight in the shopping center sector and an overweight in the office sector. While the office sector was affected by the economic slowdown and the contraction in employment and corporate space needs, our stock selection helped us to add value in the office sector overall.

                           [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------
                              Average Annual Total Returns
                             For Period Ended Dec. 31, 2002
----------------------------------------------------------------------------------
                    1 Year      5 Years      10 Years    Since Inception (7/2/91)
----------------------------------------------------------------------------------
Fund                 2.79%       2.97%        10.75%            11.78%
----------------------------------------------------------------------------------
NAREIT Equity(a)     3.82%       3.30%        10.54%            11.28%
----------------------------------------------------------------------------------
S&P 500(a)         -22.12%      -0.58%         9.34%             9.87%
----------------------------------------------------------------------------------

                   Cohen & Steers  NAREIT Equity
                   Realty Shares   REIT Index(a)    S&P 500(a)
  7/9/91(b)           10,000          10,000          10,000
12/31/91              10,800          10,970          11,213
12/31/92              12,969          12,571          12,066
12/31/93              15,402          15,041          13,280
12/31/94              16,682          15,518          13,455
12/31/95              18,537          17,888          18,511
12/31/96              25,651          24,196          22,758
12/31/97              31,077          29,098          30,351
12/31/98              25,462          24,005          39,026
12/31/99              26,416          22,896          47,234
12/31/00              33,108          28,933          42,941
12/31/01              34,997          32,964          37,835
12/31/02              35,973          34,224          29,470

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(a) The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Commencement of operations.

                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
EQUITIES                                                   98.69%
  HEALTH CARE                                              4.06%
        Health Care Property Investors...........................     421,100   $   16,128,130
        Nationwide Health Properties.............................     834,700       12,462,071
        Ventas...................................................   1,953,100       22,362,995
                                                                                --------------
                                                                                    50,953,196
                                                                                --------------
  HOTEL                                                    6.28%
        FelCor Lodging Trust.....................................     777,900        8,899,176
        Host Marriott Corp.(a)...................................   3,970,400       35,138,040
        Starwood Hotels & Resorts Worldwide......................   1,466,400       34,812,336
                                                                                --------------
                                                                                    78,849,552
                                                                                --------------
  INDUSTRIAL                                               7.60%
        AMB Property Corp........................................     263,700        7,214,832
        Catellus Development Corp.(a)............................      79,000        1,568,150
        First Industrial Realty Trust............................     349,900        9,797,200
        ProLogis.................................................   3,056,400       76,868,460
                                                                                --------------
                                                                                    95,448,642
                                                                                --------------
  OFFICE                                                  38.02%
        Arden Realty.............................................   2,295,300       50,840,895
        Boston Properties........................................   2,245,200       82,758,072
        Brookfield Properties Corp.(b)...........................   2,483,000       50,156,600
        CarrAmerica Realty Corp..................................   1,541,400       38,612,070
        Crescent Real Estate Equities Co.........................   2,214,200       36,844,288
        Equity Office Properties Trust...........................   2,172,399       54,266,527
        Highwoods Properties.....................................      85,800        1,896,180
        Mack-Cali Realty Corp....................................     718,000       21,755,400
        Prentiss Properties Trust................................     540,700       15,290,996
        SL Green Realty Corp.....................................   1,208,900       38,201,240
        Vornado Realty Trust.....................................   2,331,800       86,742,960
                                                                                --------------
                                                                                   477,365,228
                                                                                --------------

-------------------
(a) Nonincome producing security.

(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is normally deemed the principal exchange for valuation purposes. However, at December 31, 2002 the fund valued Brookfield Properties using the closing price on the New York Stock Exchange, pursuant to the directive of the fund's board of directors.

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                               DECEMBER 31, 2002

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
  OFFICE/INDUSTRIAL                                        5.85%
        Kilroy Realty Corp.......................................   1,071,700   $   24,702,685
        Liberty Property Trust...................................     561,000       17,918,340
        Reckson Associates Realty Corp...........................   1,466,500       30,869,825
                                                                                --------------
                                                                                    73,490,850
                                                                                --------------
  RESIDENTIAL                                             14.68%
      APARTMENT                                           13.68%
        Apartment Investment & Management Co. -- Class A.........     335,500       12,574,540
        Archstone-Smith Trust....................................   2,095,200       49,321,008
        AvalonBay Communities....................................   1,255,300       49,132,442
        BRE Properties...........................................     492,900       15,378,480
        Equity Residential.......................................     877,900       21,578,782
        Essex Property Trust.....................................     296,200       15,061,770
        Post Properties..........................................     347,100        8,295,690
        Summit Properties........................................      21,300          379,140
                                                                                --------------
                                                                                   171,721,852
                                                                                --------------
      MANUFACTURED HOME                                    1.00%
        Sun Communities..........................................     342,000       12,506,940
                                                                                --------------

        TOTAL RESIDENTIAL........................................                  184,228,792
                                                                                --------------
  SELF STORAGE                                             1.29%
        Public Storage...........................................     499,500       16,138,845
                                                                                --------------
  SHOPPING CENTER                                         20.91%
      COMMUNITY CENTER                                     2.28%
        Developers Diversified Realty Corp.......................     617,900       13,587,621
        Federal Realty Investment Trust..........................     434,600       12,220,952
        Pan Pacific Retail Properties............................      77,300        2,823,769
                                                                                --------------
                                                                                    28,632,342
                                                                                --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                               DECEMBER 31, 2002

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
      REGIONAL MALL                                       18.63%
        CBL & Associates Properties..............................     637,100   $   25,515,855
        General Growth Properties................................     671,600       34,923,200
        Macerich Co..............................................     561,800       17,275,350
        Mills Corp...............................................     802,000       23,530,680
        Rouse Co.................................................   1,899,000       60,198,300
        Simon Property Group.....................................   1,747,400       59,533,918
        Taubman Centers..........................................     794,800       12,899,604
                                                                                --------------
                                                                                   233,876,907
                                                                                --------------
        TOTAL SHOPPING CENTER....................................                  262,509,249
                                                                                --------------
             TOTAL EQUITIES (Identified cost --$1,105,755,055)...                1,238,984,354
                                                                                --------------
                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ----------
COMMERCIAL PAPER                                           0.70%
        United Bank of Switzerland Financial, 1.13%, due
           01/02/2003 (Identified cost -- $8,853,722)...........   $8,854,000        8,853,722
                                                                                --------------
TOTAL INVESTMENTS (Identified cost -- $1,114,608,777) ... 99.39%                 1,247,838,076
OTHER ASSETS IN EXCESS OF LIABILITIES ...................  0.61%                     7,603,922
                                                         ------                 --------------

NET ASSETS (Equivalent to $43.34 per share based on
  28,966,847 shares of capital stock outstanding)......  100.00%                $1,255,441,998
                                                         ------                 --------------
                                                         ------                 --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,114,608,777) (Note 1).....................  $1,247,838,076
    Cash....................................................             658
    Dividends receivable....................................      10,099,631
    Receivable for investment securities sold...............       8,894,608
    Receivable for fund shares sold.........................       4,547,014
    Other assets............................................          58,128
                                                              --------------
         Total Assets.......................................   1,271,438,115
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      11,494,379
    Payable for fund shares redeemed........................       3,237,145
    Payable to investment adviser...........................         902,297
    Payable to administrator................................          49,488
    Other liabilities.......................................         312,808
                                                              --------------
         Total Liabilities..................................      15,996,117
                                                              --------------
NET ASSETS applicable to 28,966,847 shares of $0.001 par
  value common stock
    outstanding (Note 5)....................................  $1,255,441,998
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,255,441,998[div]28,966,847 shares outstanding)......  $        43.34
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,119,625,268
    Accumulated net realized gain on investments............       2,587,431
    Net unrealized appreciation on investments..............     133,229,299
                                                              --------------
                                                              $1,255,441,998
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income (net of $142,773 of foreign withholding
       tax).................................................  $ 90,264,617
    Interest income.........................................       649,803
                                                              ------------
         Total Income.......................................    90,914,420
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................    12,298,896
    Administration and transfer agent fees (Note 2).........     2,424,987
    Reports to shareholders.................................       209,889
    Line of credit fees and expenses (Note 7)...............       161,606
    Professional fees.......................................       151,338
    Custodian fees and expenses.............................       144,592
    Registration and filing fees............................        57,319
    Directors' fees and expenses (Note 2)...................        40,283
    Miscellaneous...........................................       129,441
                                                              ------------
         Total Expenses.....................................    15,618,351
                                                              ------------
    Reduction of Expenses (Note 6)..........................          (113)
                                                              ------------
         Net Expenses.......................................    15,618,238
                                                              ------------
Net Investment Income.......................................    75,296,182
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    37,673,311
    Net realized gain on in-kind redemptions (Notes 1
       and 5)...............................................     1,152,648
    Net change in unrealized appreciation on investments....   (83,361,304)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (44,535,345)
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 30,760,837
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................   $   75,296,182      $   70,117,853
         Net realized gain/(loss) on
            investments.........................       38,825,959         (15,434,113)
         Net change in unrealized appreciation
            on investments......................      (83,361,304)         15,965,248
                                                   --------------      --------------
              Net increase in net assets
                resulting from operations.......       30,760,837          70,648,988
                                                   --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1 and 4):
         Net investment income..................      (74,316,159)        (53,007,084)
         Tax return of capital..................               --         (16,004,854)
                                                   --------------      --------------
              Total dividends and distributions
                to shareholders.................      (74,316,159)        (69,011,938)
                                                   --------------      --------------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            fund share transactions.............      (88,093,990)         76,460,836
                                                   --------------      --------------
              Total increase/(decrease) in net
                assets..........................     (131,649,312)         78,097,886
Net Assets:
    Beginning of year...........................    1,387,091,310       1,308,993,424
                                                   --------------      --------------
    End of year.................................   $1,255,441,998      $1,387,091,310
                                                   --------------      --------------
                                                   --------------      --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           2002       2001       2000       1999       1998
--------------------------------                         --------   --------   --------   --------   --------
Net asset value, beginning of year.....................  $  44.41   $  44.26   $  36.91   $  37.98   $  50.18
                                                         --------   --------   --------   --------   --------
Income from investment operations:
    Net investment income..............................      2.42       2.31       2.28       2.01       1.97
    Net realized and unrealized gain/(loss) on
      investments......................................     (1.12)      0.11       7.31      (1.10)    (10.89)
                                                         --------   --------   --------   --------   --------
        Total from investment operations...............      1.30       2.42       9.59       0.91      (8.92)
                                                         --------   --------   --------   --------   --------
Less dividends and distributions to shareholders from:
    Net investment income..............................     (2.38)     (1.74)     (1.91)     (1.69)     (1.59)
    Net realized gain on investments...................        --         --         --         --      (1.56)
    Tax return of capital..............................        --      (0.53)     (0.33)     (0.29)     (0.13)
                                                         --------   --------   --------   --------   --------
        Total dividends and distributions to
          shareholders.................................     (2.38)     (2.27)     (2.24)     (1.98)     (3.28)
                                                         --------   --------   --------   --------   --------
Redemption fees retained by fund.......................      0.01         --         --         --         --
                                                         --------   --------   --------   --------   --------
        Net increase/(decrease) in net assets..........     (1.07)      0.15       7.35      (1.07)    (12.20)
                                                         --------   --------   --------   --------   --------
Net asset value, end of year...........................  $  43.34   $  44.41   $  44.26   $  36.91   $  37.98
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
=============================================================================================================
Total investment return................................      2.79%      5.70%     26.63%      2.68%    -18.07%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).                   $1,255.4   $1,387.1   $1,309.0   $1,465.0   $1,933.3
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
Ratio of expenses to average daily net assets
  (before expense reduction)...........................      1.08%      1.09%      1.07%      1.07%      1.04%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
Ratio of expenses to average daily net assets
  (net of expense reduction)...........................      1.08%      1.09%      1.07%      1.06%      1.03%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
Ratio of net investment income to average daily net
  assets (before expense reduction)....................      5.20%      5.24%      5.39%      5.15%      4.23%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
Ratio of net investment income to average daily net
  assets (net of expense reduction)....................      5.20%      5.24%      5.39%      5.16%      4.24%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
Portfolio turnover rate................................     37.30%     44.52%     33.49%     21.34%     30.18%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

                       COHEN & STEERS REALTY SHARES, INC.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the adviser) serves as the fund's investment adviser pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the adviser provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the fund. For the year ended December 31, 2002, the fund incurred $12,298,896 in advisory fees.

    Effective January 1, 2003, the adviser will receive a monthly fee based on 1/12th of 0.85% for the first $1.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the fund.

    Administration Fees: The fund has entered into an administration agreement with the adviser under which the adviser performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily assets. For the year ended December 31, 2002, the fund paid the adviser $289,386 fees under this administration agreement.

                       COHEN & STEERS REALTY SHARES, INC.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the adviser. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2002, fees and related expenses accrued for nonaffiliated directors totaled $40,283.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002 totaled $524,084,787 and $607,807,328, respectively.

NOTE 4. INCOME TAXES

    The distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                              FOR THE YEAR-ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                              2002          2001
                                              ----          ----
Ordinary income..........................  $74,316,159   $53,007,084
Tax return of capital....................           --    16,004,854
                                           -----------   -----------
    Total dividends and distributions to
       shareholders......................  $74,316,159   $69,011,938
                                           -----------   -----------
                                           -----------   -----------

    At December 31, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,095,279,585
                                                   --------------
Gross unrealized appreciation....................  $  196,675,789
Gross unrealized depreciation....................  $  (44,117,298)
                                                   --------------
Net unrealized appreciation......................  $  152,558,491
                                                   --------------
                                                   --------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital, capital gain distributions and wash sales received by the fund on portfolio securities and gains on redemption in-kind. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2002, the fund decreased undistributed net investment income by $980,023, increased accumulated net realized gain on investments sold by $20,428,491 and decreased paid-in capital by $19,448,468.

                       COHEN & STEERS REALTY SHARES, INC.

    At December 31, 2002, the fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2008...........................................  $14,191,986
    2009...........................................    2,549,775
                                                     -----------
                                                     $16,741,761
                                                     -----------
                                                     -----------

    For the year ended December 31, 2002, the fund utilized capital loss carryovers of $58,044,001.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                       FOR THE                      FOR THE
                                     YEAR ENDED                    YEAR ENDED
                                  DECEMBER 31, 2002            DECEMBER 31, 2001
                             ---------------------------   --------------------------
                               SHARES         AMOUNT         SHARES        AMOUNT
                             -----------   -------------   ----------   -------------
Sold.......................    9,631,012   $ 441,149,515   10,165,307   $ 451,869,058
Issued as Reinvestment of
  dividends................    1,471,353      67,224,906    1,441,901      62,437,137
Redeemed...................  (13,212,760)   (590,252,121)  (9,872,056)   (434,557,914)
Redeemed in-kind(a)........     (158,254)     (6,569,140)     (73,992)     (3,287,445)
Redemption fees retained
  by fund(b)...............           --         352,850           --              --
                             -----------   -------------   ----------   -------------
Net increase/(decrease)....   (2,268,649)  $ (88,093,990)   1,661,160   $  76,460,836
                             -----------   -------------   ----------   -------------
                             -----------   -------------   ----------   -------------

---------

(a) Certain fund shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

(b) Effective November 15, 2001, the fund charges a redemption fee of 1.00% of the value of any shares sold or exchanged within six months of the time of purchase.

                       COHEN & STEERS REALTY SHARES, INC.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The adviser has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the year ended December 31, 2002, the fund's expenses were reduced by $113 under this arrangement.

NOTE 7. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    At December 31, 2002, the fund had no loans outstanding. For the period November 25, 2002 through December 10, 2002, the average daily balance of loans outstanding was $30,668,750 at a weighted average interest rate of 1.95%. The maximum amount of loans outstanding at any time during the year ended
December 31, 2002 was $55,000,000. For the year ended December 31, 2002, the fund paid commitment fees and other expenses of $134,976.

                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 7, 2003

                       COHEN & STEERS REALTY SHARES, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     OVERSEEN
                                                                                                    WITHIN THE
                          POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
NAME, ADDRESS AND AGE        WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
----------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers .....   Director, chairman   Until next       Since      Chairman of Cohen &           8
757 Third Avenue           and secretary      election of    inception    Steers Capital
New York, New York                             directors                  Management, Inc., the
Age: 49                                                                   fund's investment
                                                                          manager.

Martin Cohen .........       Director,        Until next       Since      President of Cohen &          8
757 Third Avenue           president and      election of    inception    Steers Capital
New York, New York           treasurer         directors                  Management, Inc., the
Age: 54                                                                   fund's investment
                                                                          manager.

Gregory C. Clark .....        Director        Until next       Since      Private Investor. Prior       8
99 Jane Street                                election of    inception    thereto, President of
New York, New York                             directors                  Wellspring Management
Age: 55                                                                   Group (investment
                                                                          advisory firm).

Bonnie Cohen .........        Director        Until next      2001 to     Consultant. Prior             8
1824 Phelps Place,                            election of     present     thereto, Undersecretary
N.W.                                           directors                  of State, United States
Washington, D.C.                                                          Department of State.
Age: 60

George Grossman ......        Director        Until next       Since      Attorney-at-law.              8
17 Elm Place                                  election of    inception
Rye, New York                                  directors
Age: 49

Richard J. Norman ....        Director        Until next      2001 to     Private Investor. Prior       8
7520 Hackamore Drive                          election of     present     thereto, Investment
Potomac, Maryland                              directors                  Representative of
Age: 59                                                                   Morgan Stanley Dean
                                                                          Witter.

Willard H. Smith, Jr..        Director        Until next      1996 to     Director. Board member        8
7231 Encelia Drive                            election of     present     of Essex Property
La Jolla, California                           directors                  Trust, Inc., Highwoods
Age: 66                                                                   Properties, Inc.
                                                                          and Realty Income
                                                                          Corporation. Managing
                                                                          director at Merrill
                                                                          Lynch & Co., Equity Capital
                                                                          Markets Division from 1983
                                                                          to 1995.

                       COHEN & STEERS REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                 EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


              FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                 SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              IN REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                    COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                        KEY INFORMATION

Robert H. Steers                              INVESTMENT ADVISER
Director and chairman                         Cohen & Steers Capital Management, Inc.
                                              757 Third Avenue
Martin Cohen                                  New York, NY 10017
Director and president                        (212) 832-3232

Gregory C. Clark                              FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                      State Street Bank and Trust Company
                                              225 Franklin Street
Bonnie Cohen                                  Boston, MA 02110
Director
                                              TRANSFER AGENT
George Grossman                               Boston Financial Data Services, Inc.
Director                                      Two Heritage Drive
                                              North Quincy, MA 02171
Richard J. Norman                             (800) 437-9912
Director
                                              LEGAL COUNSEL
Willard H. Smith Jr.                          Simpson Thacher & Bartlett
Director                                      425 Lexington Avenue
                                              New York, NY 10017
Adam Derechin
Vice president and assistant treasurer        DISTRIBUTOR
                                              Cohen & Steers Securities, LLC
Lawrence B. Stoller                           757 Third Avenue
Assistant secretary                           New York, NY 10017


                                              Nasdaq Symbol: CSRSX

                                              Web site: cohenandsteers.com
                                              Net asset value (NAV) can be found in
                                              the daily mutual fund listings in the
                                              financial section of most major
                                              newspapers under Cohen & Steers.

                                              This report is authorized for delivery
                                              only to shareholders of Cohen & Steers
                                              Realty Shares, Inc. unless accompanied
                                              or preceded by the delivery of a
                                              currently effective prospectus setting
                                              forth details of the fund. Past
                                              performance is of course no guarantee
                                              of future results and your investment
                                              may be worth more or less at the time
                                              you sell.
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COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



        COHEN & STEERS
         REALTY SHARES


-------------------------------
         ANNUAL REPORT
       DECEMBER 31, 2002




                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as .............................. [div]
The section symbol shall be expressed as............................... 'SS'